                                                                      Exhibit 99

                         Form 4 Joint Filer Information

Name:                                   MP Preferred Partners GP LLC

Address:                                C/O MATLINPATTERSON GLOBAL ADVISERS LLC
                                        520 Madison Avenue, 35th Floor
                                        New York, NY 10022

Date of Event Requiring Statement:      06/05/14

Name:                                   MatlinPatterson LLC

Address:                                C/O MATLINPATTERSON GLOBAL ADVISERS LLC
                                        520 Madison Avenue, 35th Floor
                                        New York, NY 10022

Date of Event Requiring Statement:      06/05/14

Name:                                   MatlinPatterson PE Holdings LLC

Address:                                C/O MATLINPATTERSON GLOBAL ADVISERS LLC
                                        520 Madison Avenue, 35th Floor
                                        New York, NY 10022

Date of Event Requiring Statement:      06/05/14

Name:                                   MP II Preferred Partners L.P.

Address:                                C/O MATLINPATTERSON GLOBAL ADVISERS LLC
                                        520 Madison Avenue, 35th Floor
                                        New York, NY 10022

Date of Event Requiring Statement:      06/05/14

Name:                                   David J. Matlin

Address:                                C/O MATLINPATTERSON GLOBAL ADVISERS LLC
                                        520 Madison Avenue, 35th Floor
                                        New York, NY 10022

Date of Event Requiring Statement:      06/05/14

Name:                                   Mark R. Patterson

Address:                                C/O MATLINPATTERSON GLOBAL ADVISERS LLC
                                        520 Madison Avenue, 35th Floor
                                        New York, NY 10022

Date of Event Requiring Statement:      06/05/14